UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 7, 2006
Atrion Corporation
(Exact Name of Registrant as Specified in Charter)
Commission File Number 0-10763

Delaware (State or other jurisdiction of incorporation or organization)	63-0821819 (I. R. S. Employer Identification No.)

One Allentown Parkway, Allen, Texas (Address of principal executive offices)	75002 (Zip Code)
Registrant’s telephone number, including area code
(972) 390-9800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     Executive Employment Agreement. On August 7, 2006, the Board of Directors of Atrion Corporation, a Delaware corporation (the “Company”), approved an amendment to the existing employment agreement dated January 1, 2002 and amended on December 3, 2002 between the Company and Emile A. Battat, the Company’s Chairman, President and Chief Executive Officer (the “Existing Agreement”). The Existing Agreement will expire on December 31, 2006. The Amended and Restated Employment Agreement (the “Amended Agreement”), which will be effective as of January 1, 2007, provides for an initial term that expires on December 31, 2012. The Amended Agreement provides for the same base salary for each calendar year as provided for in the Existing Agreement. The material changes made in the Amended Agreement are as follows:
•	The Amended Agreement provides for a cash bonus each year equal to a percentage of the increase in operating income for such calendar year, subject to equitable adjustments in the discretion of the Compensation Committee. The Existing Agreement provides for a cash bonus of not less than $100,000 per year.

•	If the Amended Agreement is terminated by the Company without “just cause” or by Mr. Battat with “good reason” (as those terms are defined in the Amended Agreement), Mr. Battat will be entitled to receive one year's base salary plus the average annual bonus received by Mr. Battat with respect to the three years prior to the year in which the termination occurs (the “Severance Payment”). If a termination without just cause or for good reason occurs in contemplation of or within two years following a “change in control” (as that term is defined in the Amended Agreement), Mr. Battat will be entitled to receive a cash lump sum amount equal to two times the Severance Payment. If the Existing Agreement is terminated without just cause or for good reason, Mr. Battat is entitled to receive his base salary and the annual bonus for the remainder of the term.
     Rights Agreement. The information set forth under “Item 3.03 Material Modification to Rights of Security Holders” is incorporated herein by reference.
Item 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
     On August 7, 2006, the Board of Directors of the Company authorized and declared a dividend distribution of one right (each a “Right” and collectively, the “Rights”) for each share of common stock of the Company, $0.10 par value (the “Common Stock”), outstanding at the close of business on August 21, 2006 (the “Record Date”). In addition, the Company has authorized the issuance of one Right with respect to each share of Common Stock that becomes outstanding between the Record Date and the earlier of the Distribution Date or the Expiration Date (as such terms are hereafter defined) or the date, if any, on which the Rights are redeemed.
     The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”), dated as of August 7, 2006 between the Company and American Stock Transfer & Trust Company (the “Rights Agent”), the Rights Agent appointed by the Company. The terms of the Rights are summarized below and the following description of the Rights is qualified in its entirety by reference to the Rights Agreement. Capitalized terms used in the description and not defined herein have the meanings ascribed to such terms in the Rights Agreement.
     When exercisable, each Right entitles the registered holder, from the Distribution Date (as hereinafter defined) until August 6, 2016 or the earlier redemption or exchange of the Rights, the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock of the Company having an aggregate Market Price, on the date of the public announcement of an Acquiring Person’s becoming such (the “Stock Acquisition Date”) that gave rise to the Flip-in Date (as defined below), equal to twice the Purchase Exercise Price for an amount in cash equal to the then current Purchase Exercise Price.
     The Rights will be evidenced by the Common Stock certificates until the close of business on the earlier of the following dates (either, the “Distribution Date”):
1. the tenth business day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Distribution Date that would otherwise have occurred) after the date on which any Person commences a tender or exchange offer which, if consummated, would result in such Person Beneficially Owning 20% or more of the outstanding Common Stock, or
2. the “Flip-in Date,” which is the tenth business day after the first date of public announcement by the Company that a Person has become an Acquiring Person (as defined below), other than as a result of a Flip-over Transaction (as defined below) (or such earlier or later date as the Board of Directors of the Company may fix from time to time by resolution adopted prior to the Flip-in Date that otherwise would have occurred).
     If, however, a tender or exchange offer referred to in clause (1) above is cancelled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase of any shares of stock pursuant thereto, such offer shall be deemed never to have been made.
     An “Acquiring Person” is any Person, including Affiliates and Associates, having Beneficial Ownership of 20% or more of the outstanding shares of Common Stock. The term “Acquiring Person” does not include:
1. the Company, any wholly-owned subsidiary of the Company or any employee stock ownership or other employee benefit plan of the Company or a wholly-owned subsidiary of the Company;
2. any person who is the Beneficial Owner of 20% or more of the outstanding Common Stock as of the date of the Rights Agreement or who becomes the Beneficial Owner of 20% or more of the outstanding Common Stock solely as a result of an acquisition of Common Stock by the Company, until such time as such Person acquires additional Common Stock, other than through a dividend or stock split;

3. any Person who, within five Business Days of being notified by the Company of its status as an Acquiring Person, certifies to the Company that the Person acquired Beneficial Ownership of 20% or more of the Common Stock inadvertently or without knowledge of the Rights Agreement, and without any intention to affect control of the Company, and the certification is determined by a majority of the Company’s Board of Directors to have been made in good faith, if that Person divests as promptly as practicable (but in no event more than 30 calendar days following the certification) a sufficient number of shares of Common Stock so that the Person then Beneficially Owns less than 20% of the outstanding Common Stock; or
4. any Person who Beneficially Owns shares of Common Stock consisting solely of: (a) shares acquired pursuant to the grant or exercise of an option granted by the Company in connection with an agreement to merge with, or acquire, the Company at a time at which there is no Acquiring Person, (b) shares owned by such Person and its Affiliates and Associates at the time of such grant and (c) shares, amounting to less than 1% of the outstanding Common Stock, acquired by Affiliates and Associates of such Person after the time of such grant.
     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. Common Stock certificates issued prior to the Distribution Date shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend, certificates evidencing shares of Common Stock outstanding on or prior to August 21, 2006 also shall evidence one Right for each share of Common Stock evidenced thereby. Promptly following the Distribution Date, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of Common Stock at the Distribution Date.
     The Rights are not exercisable until the Business Day following the Distribution Date. The Rights expire on the earliest of the following dates (in any such case, the “Expiration Time”):
1.	the Exchange Time (as defined below);

2.	the close of business on August 6, 2016;

3.	the date on which the Rights are redeemed as described below; and

4.	upon the merger of the Company into another corporation pursuant to an agreement entered into when there is no Acquiring Person.
     The Purchase Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.

     In the event that, prior to the Expiration Time, a Flip-in Date occurs, the Company must take such action as is necessary to ensure and provide that each Right (other than Rights Beneficially Owned by the Acquiring Person or any Affiliate or Associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock of the Company having an aggregate Market Price on the Stock Acquisition Date equal to twice the Purchase Exercise Price for an amount in cash equal to the then current Purchase Exercise Price.
     In addition, to the extent not prohibited by applicable law, at any time after a Flip-in Date, the Board of Directors of the Company may elect, at its option, to exchange all (but not less than all) of the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any Affiliate or Associate thereof, which Rights become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right. If there are insufficient authorized but unissued shares of Common Stock to permit an exchange ratio of one share of Common Stock per Right, such lesser number of shares of Common Stock as is available to be issued shall be exchanged for all of the then outstanding, non-void Rights. This specified exchange ratio, as adjusted from time to time, is the “Exchange Ratio.” The Exchange Ratio will be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Distribution Date. Immediately upon such action by the Board of Directors (the “Exchange Time”), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio.
     The Rights Agreement also requires certain actions by the Company in the event that, after an Acquiring Person exists and controls the Company’s Board of Directors, the Company enters into, consummates or permits to occur a transaction or series of transactions in which any of the following, directly or indirectly, occurs (any such event a “Flip-over Transaction”):
1. the Company consolidates, merges or participates in a binding share exchange with any other Person if any term of or arrangement concerning the treatment of shares of capital stock in such merger, consolidation or share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Common Stock, or
2. the Company sells or otherwise transfers (or one or more its subsidiaries sells or otherwise transfers) assets: (a) aggregating more than 50% of the assets (measured by either book value or fair market value); or (b) generating more than 50% of the operating income or cash flow of the Company and its subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such Persons which are affiliated or otherwise acting in concert.
     The Company must take such action as is necessary to ensure, and may not enter into, consummate or permit to occur a Flip-over Transaction until it has entered into a supplemental agreement with the Person engaging in the Flip-over Transaction or the parent corporation of that Person (the “Flip-over Entity”), for the benefit of the holders of the Rights, providing that, upon consummation or occurrence of the Flip-over Transaction:
1. each Right shall thereafter constitute the right to purchase, for an amount in cash equal to the then current Purchase Exercise Price, from the Flip-over Entity, upon exercise of the Right in accordance with the terms of the Rights Agreement, that number of shares of common stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of the Flip-over Transaction equal to twice the Purchase Exercise Price; and
2. the Flip-over Entity thereafter shall be liable for, and shall assume, by virtue of the Flip-over Transaction and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement.
     The Board of Directors of the Company may, at its option, at any time prior to the close of business on the Flip-in Date, redeem all (but not less than all), of the then outstanding Rights at a price of $0.01 per Right (the “Redemption Price”), as provided in the Rights Agreement. Immediately upon the action of the Board of Directors of the Company to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Company’s Board of Directors, for each Right so held.
     The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends.
     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company in certain circumstances. Accordingly, the existence of the Rights may deter certain acquirors from making takeover proposals or tender offers. However, the Rights are not intended to prevent a takeover, but rather are designed to enhance the ability of the Board of Directors to negotiate with a potential acquiror on behalf of all of the stockholders.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.

Exhibit No.	Description of Document
4.1	Rights Agreement, dated as of August 7, 2006, between the Company and the Rights Agent, incorporated by reference to the Company’s Registration Statement on Form 8-A, filed with the Commission on August 10, 2006.

99.1	Press release, dated August 7, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRION CORPORATION

	By:	/s/ Emile Battat

	Its:	President

Date: August 10, 2006

Exhibit Index

Exhibit No.	Description of Document
4.1	Rights Agreement, dated as of August 7, 2006, between the Company and the Rights Agent, incorporated by reference to the Company’s Registration Statement on Form 8-A, filed with the Commission on August 10, 2006.

99.1	Press release, dated August 7, 2006